UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J 0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2015, LyondellBasell Industries N.V. (the “Company”) and Wells Fargo Bank, National Association, as trustee, entered into supplemental indentures (the “Supplemental Indentures”) respecting amendments (the “Amendments”) to the indentures (the “Indentures”) governing the Company’s outstanding 5.000% Senior Notes due 2019, 6.000% Senior Notes due 2021, and 5.750% Senior Notes due 2024 (collectively, the “Notes”) following the Company’s receipt of requisite consents of the holders of the Notes pursuant to consent solicitations in respect of the Notes that commenced on December 1, 2015.

Principally, the Amendments to the Indentures eliminate restrictions on debt of certain subsidiaries of the Company and requirements that certain future subsidiaries guarantee the Notes. The Company views these provisions as carryovers or remnants from the period prior to its senior notes achieving investment grade ratings. The Amendments align certain covenants in the Indentures with those in the Company’s most recent senior notes indenture, resulting in more consistent covenants across the Company’s public debt portfolio and affording the Company greater financial flexibility and easing administration of its public debt portfolio.

The preceding description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1 First Supplemental Indenture, dated as of December 10, 2015, to Indenture dated as of April 9, 2012, between the Company and Wells Fargo Bank, National Association, as trustee

4.2 First Supplemental Indenture, dated as of December 10, 2015, to Indenture dated as of November 14, 2011, between the Company and Wells Fargo Bank, National Association, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: December 14, 2015	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President

Exhibit Index

Exhibit	Description

4.1	First Supplemental Indenture, dated as of December 10, 2015, to Indenture dated as of April 9, 2012, between the Company and Wells Fargo Bank, National Association, as trustee

4.2	First Supplemental Indenture, dated as of December 10, 2015, to Indenture dated as of November 14, 2011, between the Company and Wells Fargo Bank, National Association, as trustee